Exhibit 10.3

PAYOFF AND TERMINATION LETTER

August 28, 2020

LML 2018 Warehouse SPV, LLC

c/o Tesla, Inc.

45500 Fremont Blvd.

Fremont, California 94538

Attention: Legal, Finance

Ladies and Gentlemen:

Reference is hereby made to the Loan and Security Agreement, dated as of December 27, 2018 (as amended, restated, supplemented or modified, the “Agreement”) among LML 2018 Warehouse SPV, LLC, a Delaware limited liability company (the “Borrower”), Tesla Finance LLC (“TFL”), the Lenders and Group Agents party thereto, Deutsche Bank Trust Company Americas, as paying agent (in such capacity, the “Paying Agent”) and Deutsche Bank AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

The Borrower hereby notifies the Administrative Agent and the Lenders that, on August 28, 2020 (the “Payoff Date”), it will pay the outstanding principal amount of the Loans in full, together with all accrued and unpaid interest, fees, costs, expenses, indemnities and other Secured Obligations owing by the Borrower to the Administrative Agent and the Lenders under the Agreement and the other Transaction Documents (collectively, the “Obligations”).

The amount required to reduce the Obligations to zero (the “Payoff Amount”) at or before 5:00 p.m. (New York time) on the Payoff Date is $0.00 in immediately available funds. The components of the Payoff Amount are described on Schedule I attached hereto.

Upon receipt of the Payoff Amount, the amounts specified on Schedule I attached hereto shall be immediately applied to the Obligations in accordance with the terms of the Agreement and the other Transaction Documents.  To the extent any Transaction Document requires any prior notice as a condition to the payment of the Obligations (or any part thereof) or the application of the Payoff Amount to the Obligations, such requirement is hereby waived.

Immediately upon receipt of the Payoff Amount in full as provided above: (a) the Obligations under the Agreement and the other Transaction Documents shall be reduced to zero, (b) the Commitments of the Lenders shall terminate and, except as set forth herein, none of the Borrower, any Lender or the Administrative Agent shall have any further obligations or liabilities under any Transaction Document to which it is party and the

Transaction Documents shall be terminated and cease to be of further force or effect; provided, that that obligations of the Borrower and any other party to the Agreement that expressly survive termination of the Agreement or any other Transaction Document (including, without limitation, the indemnification provisions of the Agreement) shall survive termination of the Agreement and the other Transaction Documents and (c) the Agreement and each other Transaction Document shall terminate and cease to be of further force or effect.

In consideration of the payment in full of the Payoff Amount, each of the Administrative Agent and each Lender (each a “Secured Party” and collectively, the “Secured Parties”), upon receipt of the Payoff Amount, hereby agrees that:

(a)all security interests, liens or other rights which each Secured Party may have on or in the Warehouse SUBI Assets, the Warehouse SUBI Certificate, the Collections, the Warehouse SUBI Collection Account, the Reserve Account and other Collateral under the Transaction Documents will be deemed to be terminated and released and of no further force and effect (including “control” for purposes of the applicable UCC with respect to any deposit or securities account that are part of the Collateral);

(b)at the Borrower’s expense, the Borrower (or its designee) is authorized to file UCC termination statements and other appropriate documents to terminate the security interests, liens and other rights on or in the Collateral under the Transaction Documents, and the Administrative Agent shall deliver to the Borrower all possessory collateral (if any) held by the Administrative Agent in accordance with the Transaction Documents;

(c)at the Borrower’s expense, the Administrative Agent shall deliver to the Borrower other appropriate documents reasonably requested in writing by the Borrower in order to notify the applicable financial institutions of the termination of the security interest and control of the Administrative Agent in any deposit or securities accounts that are part of the Collateral and to otherwise effectuate the release of liens contemplated herein.

The Administrative Agent and the below undersigned Lenders (constituting 100% beneficial owners of the Obligations), hereby authorize, direct and instruct each of the Administrative Agent and the Paying Agent to execute and deliver this Payoff Letter, and to take any and all actions necessary to give effect to the terms of this Payoff Letter.

Each party agrees that this Payoff Letter and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Payoff Letter or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

2

IN WITNESS WHEREOF, the parties have caused this Payoff Letter to be duly executed by their respective officers as of the day and year first above written.

LML 2018 WAREHOUSE SPV, LLC,
as Borrower

By:	/s/ Jeffrey Munson
Name:	Jeffrey Munson
Title:	President

Signature Page to Payoff and Termination Letter

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

By:	/s/ Amy McNulty
Name:	Amy McNulty
Title:	Assistant Vice President

By:	/s/ Cynthia Valverde
Name:	Cynthia Valverde
Title:	Assistant Vice President

Signature Page to Payoff and Termination Letter

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent, a Group Agent
and a Committed Lender

By:	/s/ Kevin Fagan
Name:	Kevin Fagan
Title:	Vice President

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	MD

Signature Page to Payoff and Termination Letter

CITIBANK, N.A.,
as Group Agent and as a Committed Lender

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CAFCO, LLC,
as a Conduit Lender

By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CHARTA, LLC,
as a Conduit Lender

By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

Signature Page to Payoff and Termination Letter

CIESCO, LLC,
as a Conduit Lender

By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CRC FUNDING, LLC,
as a Conduit Lender

By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

Signature Page to Payoff and Termination Letter

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Group Agent and as a Committed Lender

By:	/s/ Austin Vanassa
Name:	Austin Vanassa
Title:	Managing Director

Signature Page to Payoff and Termination Letter

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Vice President

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:	/s/ Kevin Quinn
Name:	Kevin Quinn
Title:	Authorized Signatory

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Authorized Signatory

GIFS CAPITAL COMPANY,
as a Conduit Lender

By:	/s/ Carey D. Fear
Name:	Carey D. Fear
Title:	Manager

Signature Page to Payoff and Termination Letter

BARCLAYS BANK PLC,
as a Group Agent and a Committed Lender

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Director

Signature Page to Payoff and Termination Letter

SCHEDULE I

Payoff Amount

Aggregate outstanding principal:	$0.00
Accrued interest and fees (Unused Fees):	$0.00
Other costs, expenses and Obligations:	$0.00
TOTAL:	$0.00